Exhibit 99.2

 FINANCIAL RESULTS 1Q 2024

 Forward Looking Statements  This presentation contains “forward-looking statements” concerning the Corporation’s future economic, operational and financial performance. The words or phrases “expect,” “anticipate,” “intend,” “should,” “would,” “will,” “plans,” “forecast,” “believe” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date hereof, and advises readers that any such forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates and assumptions by us that are difficult to predict. Various factors, some of which are beyond our control, including, but not limited to, the uncertainties more fully discussed in Part I, Item 1A, “Risk Factors” of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023, and the following, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements: the effect of the current interest rate environment and inflation levels or changes in interest rates on the level, composition and performance of the Corporation’s assets and liabilities, and corresponding effects on the Corporation’s net interest income, net interest margin, loan originations, deposit attrition, overall results of operations, and liquidity position; the effects of changes in the interest rate environment, including any adverse change in the Corporation’s ability to attract and retain clients and gain acceptance from current and prospective customers for new products and services, including those related to the offering of digital banking and financial services; volatility in the financial services industry, including failures or rumored failures of other depository institutions, and actions taken by government agencies to stabilize the financial system, which could result in, among other things, bank deposit runoffs, liquidity constraints, and increased regulatory requirements and costs; uncertainty as to the ability of FirstBank to retain its core deposits and generate sufficient cash flow through its wholesale funding sources, which may require us to sell investment securities at a loss; adverse changes in general economic conditions in Puerto Rico, the U.S., and the U.S. and British Virgin Islands, including in the interest rate environment, unemployment rates, market liquidity, housing absorption rates, real estate markets and U.S. capital markets; general competitive factors and other market risks as well as the implementation of existent or planned strategic growth opportunities, including risks, uncertainties, and other factors or events related to any business acquisitions, dispositions, strategic partnerships, strategic operational investments and any anticipated efficiencies or other expected results related thereto; uncertainty as to the implementation of the debt restructuring plan of Puerto Rico and the Fiscal Plan for Puerto Rico as certified on April 3, 2023 by the Financial Oversight and Management Board for Puerto Rico, or any revisions to it, on our clients and loan portfolios, and any potential impact from future economic or political developments and tax regulations in Puerto Rico; the impact of government financial assistance for hurricane recovery and other disaster relief on economic activity in Puerto Rico; the timing of sales of properties from our other real estate owned (“OREO”) portfolio; the impacts of applicable legislative, tax or regulatory changes on the Corporation’s financial condition or performance; and the effect of continued changes in the fiscal and monetary policies and regulations of the U.S. federal government, the Puerto Rico and other governments. The Corporation does not undertake, and specifically disclaims any obligation to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws.  Non-GAAP Financial Measures  In addition to the Corporation’s financial information presented in accordance with GAAP, management uses certain “non-GAAP” financial measures” within the meaning of Regulation G promulgated by the SEC, to clarify and enhance understanding of past performance and prospects for the future. Please refer to pages 16-18 for a reconciliation of GAAP to non-GAAP measures and calculations.  -2-

 -3-  Agenda  1Q 2024 Quarter Highlights  Aurelio Alemán, President and Chief Executive Officer  1Q 2024 Results of Operations  Orlando Berges, Executive Vice President and Chief Financial Officer  Questions and Answers

 -4-  First Quarter 2024  Financial Performance Highlights  Balance Sheet  Total loans grew by 4.3% linked-quarter annualized to $12.3 billion driven by healthy growth in commercial business segment  Total loan originations, other than credit card utilization activity, of $1.1 billion  Total deposits, other than brokered, increased by $47.2 million to $15.8 billion  Core deposits, other than brokered and fully collateralized government deposits, slightly decreased by $25.8 million to $12.6 billion   Non-performing assets ("NPA”) increased by $3.7 million to $129.6 million; NPAs represent 0.69% of total assets  Allowance for credit losses (“ACL”) on loans and leases to total loans remained stable at 2.14%  Asset Quality  Total available liquidity sources of approximately $5.4 billion or 1.2x of uninsured deposits  Increased quarterly stock dividend by 14% to $0.16 per share and repurchased approximately $50 million in common shares  On a non-GAAP basis, tangible book value per share increased to $8.58; tangible common equity ratio at 7.6%   Strong capital position with a Common Equity Tier-1 ratio of 15.9% in 1Q 2024  Liquidity and Capital  Profitability  Net income of $73.5 million ($0.44 per diluted share), compared to $79.5 million ($0.46 per diluted share) in 4Q 2023  Solid return on average assets (“ROAA”) of 1.56%, compared to 1.70% in 4Q 2023  On a non-GAAP basis, adjusted pre-tax, pre-provision income of $110.5 million, compared to $110.0 million in 4Q 2023  Efficiency ratio of 52.5%; excluding impact of FDIC deposit special assessment expense, non-GAAP adjusted efficiency ratio of 52.1%

1First BanCorp

Franchise Highlights and Operating Environment

Key Highlights

1	2	3
ROAA: 1.56% Adj. ROACE[1]: 13.7%	CET1 Ratio: 15.9% ACL Coverage: 2.14%	~105% dividend and buyback payout ratio (1Q 2024)

Operating Environment

- Main market benefitting from an unprecedented level of federal support for reconstruction activities; close to $800 million in reconstruction funds have been disbursed in 2024 (up 30% YoY)
- Strong labor market in main market; lowest unemployment rate on record (5.7%)
- Encouraging tourism trends; passenger activity in March at SJU up 16% vs. prior year
- Increased business activity, strong consumer sentiment, and stable demographic trends

Franchise Highlights

- Digital banking users up 3.1% linked quarter (13.7% vs. prior year)
- Over 40% of deposit transactions through self-service remote deposit capture functionalities
- Well-diversified and granular deposit franchise with a non-interest-bearing ratio of 34%

Strategic Priorities

- Announced strategic partnership with cloud banking services' provider to simplify commercial lending operations and allow for a more seamless and agile interaction with clients
- Execute ongoing branch network optimization and expansion initiatives
- Leverage capital position to organically grow market share, return 100% of earnings to shareholders, and sustain profitability profile while managing asset quality

Positive Economic Backdrop

PR Economic Activity Index (EAI)[2]


YoY Change
119.8
-0.3%
109.9
-8.4%
117.0
-1.1%
118.9
-1.1%
121.5
+2.2%
122.6
+0.9%
128.9
+5.1%
1Q20
2Q20
3Q20
4Q20
4Q21
4Q22
4Q23

PR Payroll Employment (Thousands)


Unemployment Rate (SA)
882.6
+9.1%
782.1
+8.7%
831.6
+8.4%
844.3
+9.2%
903.9
+7.1%
938.6
+6.0%
950.4
+5.6%
1Q20
2Q20
3Q20
4Q20
4Q21
4Q22
4Q23

PR Disaster Relief Funds Disbursed Per Year[3]


($ millions)
FEMA
HUD (CDBG)
Other
$221
$336
$614
$798
2021
2022
2023
2024
$640 (80%)
$33 (4%)
$125 (16%)

[1] Non-GAAP financial measure. Please refer to the calculation and management's reason for using this measure on slide 18 titled "First Quarter 2024 - Use of non-GAAP Financial Measures".
[2] Puerto Rico Economic Development Bank (EDB). [3] www.recovery.pr.gov and Recovery Support Function Leadership Group (RSFLG) - https://recovery.fema.gov/rsflg-monthly-data. | YTD disbursements through February of each year

-5-

 Results of Operations

 -7-  First Quarter 2024  Discussion of Results  1Q24 Adjusted Tangible Common Equity Ratio  1Q24 Adjusted Tangible Book Value per Share  1Q24 Adjusted ROACE  1Q24 TCE Ratio  AOCL Impact  Adj. TCE Ratio  1Q24 TBVPS  AOCL Impact  Adj. TBVPS  2023 ROACE  AOCL Impact  Adj. ROACE  (1) Non-GAAP financial measures. Please refer to the calculation and management’s reason for using these measures on slide 18 titled “First Quarter 2024 - Use of non-GAAP Financial Measures”.  Income Statement and Selected Financial Data  Non-GAAP Reconciliation – Selected Data(1)

1First BanCorp

First Quarter 2024

Profitability Dynamics

Net Interest Income ($MM)


$200.9
$199.8
$199.7
$196.7
$196.5
4.34%
4.23%
4.15%
4.14%
4.16%
1Q23
2Q23
3Q23
4Q23
1Q24
Net Interest Income ($)
Net Interest Margin (GAAP %)

Cumulative Deposit Betas by Deposit Type[1]


61%
43%
12%
75%
52%
14%
78%
57%
14%
81%
63%
14%
78%
68%
13%
1Q23
2Q23
3Q23
4Q23
1Q24
IB Public Funds (PR)
Time Deposits (Ex. Brokered)
IB Deposits (Ex. Brokered CDs, Public Funds and Time Deposits)

Key Highlights

- Net interest income amounted to $196.5 million, a slight decrease of $0.2 million vs. the prior quarter, and includes a net reduction of $1.1 million associated with the effect of one less day in 1Q 2024; decrease reflects:
  - A $3.3 million net increase in interest expense on interest-bearing deposits, partially offset by a $3.2 million net increase in interest income on loans
  - A $0.5 million net decrease in income from investment securities, partially offset by a $0.3 million increase in interest income from higher cash balances
- Net interest margin increased during the quarter by 2 bps to 4.16%

Evolution of Loan Yields and Cost of Funds[2]


7.37%
7.52%
7.67%
7.73%
7.77%
6.38%
6.29%
6.21%
6.13%
6.09%
0.99%
1.23%
1.46%
1.60%
1.68%
1Q23
2Q23
3Q23
4Q23
1Q24
Loan Yields
Cost of Funds

[1] Cumulative deposit betas on interest-bearing deposits (based on end of quarter figures since 2Q22)
[2] Cost of funds include cost of all interest-bearing deposits, non-interest-bearing deposits, and wholesale funding.

-8-

 -9-  First Quarter 2024  Profitability Dynamics  Non-Interest Expenses ($MM)  Non-interest expenses of $120.9 million, down $5.7 million vs. prior quarter; expenses included an FDIC special assessment expense of $0.9 million in 1Q 2024 and of $6.3 million in 4Q 2023  On a non-GAAP basis, excluding the effect of this item, adjusted non-interest expenses decreased by $0.3 million primarily due to:  A $2.9 million decrease in business promotion expenses, a $1.6 million decrease in card processing expenses, and a $0.4 million increase in the net gain on REO operations, partially offset by a $3.9 million increase in payroll expense and a $1.4 million increase in professional fees  Efficiency ratio decreased to 52.5% from 55.0% in 4Q 2023; excluding FDIC special assessment expense, the non-GAAP adjusted efficiency ratio was 52.1%  Key Highlights  Non-Interest Income ($MM)  Key Highlights  Non-interest income of $34.0 million, compared to $33.6 million in prior quarter; the $0.4 million increase includes:  A $3.1 million increase in seasonal insurance contingent commission income, a $0.8 million increase in revenues from mortgage banking activities, and a $0.3 million increase in card and processing merchant fees related to higher transactional volumes  Partially offset by a $3.8 million decrease in other income mostly related to a $3.0 million gain recognized on the sale of a banking premise in the Florida region during the prior quarter  0  60  80  100  120  140  -20  -$1.1  $60.0  1Q23  -$0.1  1Q24  $115.3  3Q23  $61.3  $112.9  -$1.2  $116.6  $126.6  2Q23  $61.5  $120.9  $59.4  -$0.1  4Q23  -$0.8  $71.1  Credit Related  Payroll Related  Other Operating Expenses  $2.8  1Q23  $2.9  2Q23  $2.8  3Q23  $2.1  4Q23  $2.9  1Q24  $32.5  $36.3  $30.3  $33.6  $34.0  Other  Mortgage Banking  Service Charges on Deposits

 -10-  First Quarter 2024  Asset Quality  Non-Performing Assets ($MM)  Increase in NPAs was primarily attributed to the inflow to nonaccrual of a $10.5 million commercial and industrial loan in the Florida region, partially offset by a $3.8 million decrease in OREO balances and a $1.9 million decrease in other repossessed properties  Inflows to nonaccrual loans held for investment were $46.8 million, an increase of $11.9 million when compared to inflows of $34.9 million in the prior quarter, due to the inflow of a $10.5 million commercial loan in Florida and an increase of $3.1 million in consumer loan inflows, partially offset by a decrease of $0.7 million in residential mortgage loan inflows  Loans in early delinquency (i.e., 30-89 days past due accruing loans) amounted to $133.7 million, a decrease of $17.1 million vs. 4Q 2023, mostly related to a decrease of $15.5 million in consumer loans partially offset by a $2.4 million increase in commercial and construction loans that matured and are in the process of renewal  Total non-performing assets increased by $3.7 million to $129.6 million or 0.69% of total assets  0.68%  1Q23  0.63%  2Q23  0.70%  3Q23  0.67%  4Q23  0.69%  1Q24  $129  $121  $130  $126  $130  Repossessed Assets and Other  Loans HFI  NPAs/Assets  $2  1Q23  $2  2Q23  $2  3Q23  $2  4Q23  $1  1Q24  $129  $121  $130  $126  $130  Repossessed Assets and Other  Consumer  Residential  Construction  Commercial

1 First BanCorp

FIRST QUARTER 2024

ACL and Capital

Evolution of ACL ($MM) and ACL on Loans to Total Loans (%)


$155.0
$0.0
$0.0
$155.0
1.72%
2019
$248.0
$4.0
$8.0
$236.0
2.61%
Day-1 CECL
$277.8
$4.2
$8.1
$265.6
2.29%
1Q23
$280.8
$4.9
$8.8
$267.1
2.28%
2Q23
$271.1
$4.8
$2.7
$263.6
2.21%
3Q23
$269.2
$4.6
$2.7
$261.8
2.15%
4Q23
$270.2
$4.9
$1.7
$263.6
2.14%
1Q24
Off-BS Credit Exposure
Debt Securities
Loans
ACL on Loans/Loans

Capital Ratios (%)


19.0
16.3
16.3
10.6
7.1
1Q23
19.2
16.6
16.6
10.7
7.0
2Q23
18.8
16.4
16.4
10.6
6.7
3Q23
18.6
16.1
16.1
10.8
7.7
4Q23
18.4
15.9
15.9
10.7
7.6
1Q24
Total Risk-Based Capital
Tier-1 Common
Tangible Common
Tier-1 Capital
Leverage

Key Highlights

- The allowance for credit losses (ACL) on loans and leases was $263.6 million, an increase of $1.8 million when compared to the prior quarter; the ratio of the ACL on loans and finance leases to total loans held for investment was 2.14%, compared to 2.15% in the prior quarter
- Overall increase in commercial and consumer ACL due to increased volume and was partially offset by lower mortgage ACL vs. the prior quarter
- Net charge offs for the quarter were $11.2 million or 0.37% of average loans (including the effect of $9.5 million in recoveries associated to bulk sale of previously charged-off consumer loans) compared to 0.69% of average loans in 4Q 2023

Key Highlights

- Total stockholders' equity decreased by $17.9 million to $1.5 billion as of 1Q 2024 driven by $50.0 million in common stock repurchases, $26.9 million in cash dividends declared, and a $15.1 million decrease in the fair value of available-for-sale debt securities due to changes in market rates recognized as part of accumulated other comprehensive loss
  - Partially offset by earnings generated during the quarter

-11-

1Q24 Financial Results - Appendix

 -13-  First Quarter 2024  Balance Sheet Metrics  Loan Portfolio - $MM  Loan Originations - $MM(1)  Total Deposits (excluding Brokered CDs) - $MM  Composition of Deposit Portfolio vs. Available Liquidity - $MM(2)  $15  $144  1Q23  $14  $164  2Q23  $9  $203  3Q23  $7  $215  4Q23  $12  $237  1Q24  Loans HFS  Commercial  Consumer  Construction  Residential  $11,593  $11,734  $11,960  $12,193  $12,324  $77  $36  1Q23  $47  2Q23  $46  3Q23  $26  4Q23  $44  1Q24  Consumer  Credit Cards  Residential  Construction  Commercial  $1,193  $1,209  $1,298  $1,427  $1,201  1Q23  2Q23  3Q23  4Q23  1Q24  Public Funds  CDs & IRAs  Commercial  Retail  $15,799  $16,456  $16,125  $15,773  $15,820  Loan Originations include refinancing and renewals, as well as credit card utilization activity  Uninsured deposits exclude public funds which are fully collateralized   $5,346(34%)  $10,474(66%)  1Q24  NIB  IB  $15,820  $8,157(52%)  $4,418(28%)  $3,245(20%)  Insured  Uninsured  Public Funds  Uninsured Deposits  Available Liquidity  $5,360  Cash & Equivalents  Free Liquid Securities  FHLB Availability  Fed Line

 -14-  First Quarter 2024  Puerto Rico Government Exposure  Government Loans  Key Highlights  Government Deposits  Key Highlights  As of 1Q 2024, the Corporation had $313.7 million of direct exposure to the Puerto Rico government, its municipalities and public corporations, compared to $297.9 million as of 4Q 2023  84% of direct government exposure is to municipalities in Puerto Rico, which are supported by assigned property tax revenues or by one or more specific sources of municipal revenues  As of 1Q 2024, the Corporation had $2.8 billion of public sector deposits in Puerto Rico, compared to $2.7 billion as of 4Q 2023  Approximately 20% were from municipalities and municipal agencies in Puerto Rico and 80% were from public corporations, the Puerto Rico central government and agencies, and U.S. federal government agencies in Puerto Rico

 -15-  First Quarter 2024  NPL Migration

 -16-  First Quarter 2024   Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Tangible Common Equity Ratio and Tangible Book Value per Common Share   The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures that management believes are generally used by the financial community to evaluate capital adequacy. Tangible common equity is total common equity less goodwill and other intangibles. Tangible assets are total assets less goodwill and other intangibles. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosure of these financial measures may be useful to investors. Neither tangible common equity nor tangible assets, or the related measures, should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the way the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.

 -17-  First Quarter 2024   Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Pre-Tax, Pre-Provision Income   Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress, including as a result of natural catastrophes or health epidemies. Adjusted pre-tax, pre-provision income, as defined by management, represents income before income taxes adjusted to exclude the provision for credit losses expense, as well as certain items that management believes are not reflective of core operating performance.

 -18-  First Quarter 2024   Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Tangible Common Equity Ratio  Adjusted tangible common equity, which is total common equity less goodwill and other intangibles, after exclusion of net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by adjusted tangible assets, which are total assets less goodwill and other intangible assets, after exclusion of the net unrealized losses on available-for-  sale debt securities.   Adjusted Tangible Book Value Per Share  Adjusted tangible common equity, which is total common equity less goodwill and other intangibles, after exclusion of net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by common shares outstanding.  Adjusted Return on Average Common Equity Ratio   Net income divided by adjusted average common equity, which is average total common equity, after exclusion of average net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss.